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                                                        Exhibit 10.1
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                             C E R T I F I C A T E
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        I, Ilene Beal, Clerk and Secretary of BayBanks, Inc., hereby certify that at a meeting of the Board of Directors of said Corporation held at the offices of BayBanks, Inc., 175 Federal Street, Boston, Massachusetts, on Thursday, January 25, 1996, at which meeting a quorum was present and acting throughout, the following vote was duly adopted by said Board of Directors:

        VOTED:  That no grant of stock under the 1990 Stock Plan for Directors
        ----- be made for the year 1996 and that the annual retainer payable to non-employee directors of the Corporation for 1996 be paid in cash.

        I further certify that said vote has not been altered, amended, or rescinded since the date thereof.

        Witness my hand and the seal of said Corporation this third day of May, 1996.


                                              /s/ Ilene Beal
                                              --------------------------
                                              Ilene Beal
                                              Clerk and Secretary